                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K/A

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: October 25, 2005
                       ----------------------------------
                        (Date of earliest event reported)

                        CITIGROUP MORTGAGE LOAN TRUST, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates Series 2005-WF1)
    ------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

    Delaware                        333-117349-08              11-2418191
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Nos.)       (I.R.S. Employer
     of organization)                                       Identification No.)

390 Greenwich Street, New York, NY                    10013
----------------------------------------            ----------
(Address of principal executive offices)            (Zip Code)

Registrant's Telephone Number, including area code: (212) 816-6000


--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.       Other Events.
                 -------------


                       CITIGROUP MORTGAGE LOAN TRUST, INC.
                 REMIC Pass-Through Certificates, Series 2005-WF1
                 ----------------------------------------------

           On October 27, 2005, CitiMortgage, Inc., filed a Form 8-K relating to CMLTI Series, 2005-WF1, reporting under Item
           8.01 and included as Exhibit I thereto the monthly servicing report for the month of September, 2005. Attached as Exhibit I to this Form 8-K/A is an amended monthly servicing report for CMLTI Series 2005-WF1 for the month of September, 2005. The number and dollar amount of bankruptcies and foreclosures
           are the only items that changed.   The method of reporting
           delinquencies changed from MBA to OTS.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CITIGROUP MORTGAGE LOAN TRUST, INC.
                                    (Registrant)


                                    By:  /s/ Cathy Johnson

                                       -------------------------
                                             Cathy Johnson
                                        Assistant Vice President


Dated: March 29, 2006

                                  EXHIBIT INDEX


Exhibit No.                                                      Page No.
-----------                                                      --------

    I           amended monthly servicing report for September 2005   5

                                                                       EXHIBIT I
                                       3



                                                                   EXHIBIT I
                                                                    ---------


                                     Citigroup Mortgage Loan Trust Inc.
                            Distribution Date Statement to Certificateholders
                                       Remic Pass-Through Certificate

 Series Name:          CMLTI 2005-WF1
 Payment Date:         10/25/2005
 Issuer:               Citigroup Mortgage Loan Trust Inc.
 Record Date:          30-Sep-05
 Distribution Date:    25-Oct-05
 Distribution #:       8


 Trustee               U.S. Bank National Association
                       Clare M. O'Brien  (617) 603-6402

 Bond Administrator    CitiMortgage, Inc.
                       Valentina Polonskaya (636) 261-1342

 Paying Agent:         Citibank N.A.
                       Jennifer McCourt (212) 816-5680

---------------------------------------------------------------------------------------------------------------------------------
                                                      Next          Accrual         Accrual
                                       Current     Succeeding        Start            End
     Class          Coupon Type        Coupon        Coupon           Date           Date               Original Par     CUSIP #
---------------------------------------------------------------------------------------------------------------------------------
          A1              LIBOR      3.95000%       4.15750%                                         $160,000,000.00    17307GPB8
          A2              Fixed      4.49000%       4.49000%                                          $91,000,000.00    17307GPC6
          A3              Fixed      5.00000%       5.00000%                                          $38,900,000.00    17307GPD4
          A4              Fixed      5.53000%       5.53000%                                          $59,349,900.00    17307GPE2
          A5              Fixed      5.01000%       5.01000%                                          $41,500,000.00    17307GPF9
           P        Prepay Chgs      0.00000%       0.00000%                                                 $100.00    1729779B8
          CE                O/C      1.84720%       2.04915%                                                   $0.53    1729779a0
                                                                                                 -------------------
                                                                            Class A-Fixed Total      $390,750,000.53

         RES           Residual      0.00000%       0.00000%                                                   $0.00    1729779C6
                                                                                                 -------------------
                                                                                Class RES Total                 $.00

          M1              Fixed      5.33000%       5.33000%                                           $9,135,600.00    17307GPG7
          M2              Fixed      5.53000%       5.53000%                                           $8,097,400.00    17307GPH5
          M3              Fixed      5.85000%       5.85000%                                           $5,190,700.00    17307GPJ1
          M4              Fixed      5.85000%       5.85000%                                           $2,076,172.00    17307GPK8
                                                                                                 -------------------
                                                                                Class SUB Total       $24,499,872.00

                                                                                                ===================
                                                                                                     $415,249,872.53



                                    Citigroup Mortgage Loan Trust Inc.
                          Distribution Date Statement to Certificate Holders

                                     Remic Pass-Through Certificate

Series Name:  CMLTI 2005-WF1
Payment Date: 10/25/2005

-----------------------------------------------------------------------------------------------------------------------------------
                              Non Supported     Net WAC    Relief Act.
                 Interest        Interest      Interest     Interest      Interest       Interest       Principal
       CLASS     Accrued        Shortfall      Carryover    Shortfall    Shortfall      Recoveries      Recoveries    Interest Paid
-----------------------------------------------------------------------------------------------------------------------------------
          A1     $349,111.37           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $349,111.37
          A2     $340,491.67           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $340,491.67
          A3     $162,083.33           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $162,083.33
          A4     $273,504.12           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $273,504.12
          A5     $173,262.50           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $173,262.50
           P           $0.00           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $88,644.14
          CE     $564,043.06           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $564,043.06
             ----------------------------------------------------------------------------------------------------------------------
A-Fixed        $1,862,496.05           $0.00        $0.00         0.00         $0.00           $0.00           $0.00  $1,951,140.19
Total
         RES           $0.00           $0.00        $0.00         0.00         $0.00           $0.00           $0.00          $0.00
             ----------------------------------------------------------------------------------------------------------------------
RES Total              $0.00           $0.00        $0.00         0.00         $0.00           $0.00           $0.00          $0.00

          M1      $40,577.29           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $40,577.29
          M2      $37,315.52           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $37,315.52
          M3      $25,304.66           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $25,304.66
          M4      $10,121.34           $0.00        $0.00         0.00         $0.00           $0.00           $0.00     $10,121.34
             ----------------------------------------------------------------------------------------------------------------------
SUB Total        $113,318.81           $0.00        $0.00         0.00         $0.00           $0.00           $0.00    $113,318.81

             ======================================================================================================================

       Total   $1,975,814.86           $0.00        $0.00         0.00         $0.00           $0.00           $0.00  $2,064,459.00


 ------------------------------------------------------------------------------------------------------------------
                     Interest                               Cum Net WAC                             Cum Unpaid
                     Paid Per                                 Interest                               Interest
      CLASS         Certificate                           Carryover Amount                          Shortfalls
 ------------------------------------------------------------------------------------------------------------------
             A1 2.18194606                                             $0.00                                $0.00
             A2 3.74166670                                             $0.00                                $0.00
             A3 4.16666658                                             $0.00                                $0.00
             A4 4.60833329                                             $0.00                                $0.00
             A5 4.17500000                                             $0.00                                $0.00
              P 886,441.40000000                                       $0.00                                $0.00
             CE 1.35832238                                             $0.00                                $0.00
                                   -------------------------------------------------------------------------------
  A-Fixed Total                                                        $0.00                                $0.00

            RES N/A                                                    $0.00                                $0.00
                                   -------------------------------------------------------------------------------
      RES Total                                                        $0.00                                $0.00

             M1 4.44166667                                             $0.00                                $0.00
             M2 4.60833354                                             $0.00                                $0.00
             M3 4.87499952                                             $0.00                                $0.00
             M4 4.87500072                                             $0.00                                $0.00
                                   -------------------------------------------------------------------------------
      SUB Total                                                        $0.00                                $0.00


                                   =================================================================================
       Total                                                           $0.00                                $0.00


P Class Interest Paid, represents Prepayment Charges collected by the Master Servicer or any Sub-Servicer in connection with the Principal Prepayment of any of the Mortgage loans or servicer Prepayment Charge Payment Amount.

                                   Citigroup Mortgage Loan Trust Inc.
                            Distribution Date Statement to Certificateholders
                                     Remic Pass-Through Certificate

Series Name: CMLTI  2005-WF1
Payment Date: 10/25/2005

---------------------------------------------------------------------------------------------------------------
                                             Certificate
                                             Reductions
                                             not part of                          Principal
                                            distributions                            Paid          Cumulative
                           Principal          to reduce          Principal           Per           Principal
         CLASS                Due           Stated Amount          Paid           Certificate         Loss
---------------------------------------------------------------------------------------------------------------
                    A1      $9,124,215.20               $0.00      $9,124,215.20    57.02634500            0.00
                    A2               $.00               $0.00               $.00     0.00000000            0.00
                    A3               $.00               $0.00               $.00     0.00000000            0.00
                    A4               $.00               $0.00               $.00     0.00000000            0.00
                    A5               $.00               $0.00               $.00     0.00000000            0.00
                     P               $.00               $0.00               $.00     0.00000000            0.00
                    CE               $.00               $0.00               $.00     0.00000000            0.00
           ----------------------------------------------------------------------------------------------------
        A-Fixed Total       $9,124,215.20               $0.00      $9,124,215.20                           0.00
                   RES               $.00               $0.00               $.00     0.00000000            0.00
           ----------------------------------------------------------------------------------------------------
            RES Total                $.00               $0.00               $.00                           0.00
                    M1               $.00               $0.00               $.00     0.00000000            0.00
                    M2               $.00               $0.00               $.00     0.00000000            0.00
                    M3               $.00               $0.00               $.00     0.00000000            0.00
                    M4               $.00               $0.00               $.00     0.00000000            0.00
           ----------------------------------------------------------------------------------------------------
            SUB Total                $.00               $0.00               $.00                           0.00
          =====================================================================================================
                Total       $9,124,215.20               $0.00      $9,124,215.20                           0.00




                                 Citigroup Mortgage Loan Trust Inc.
                         Distribution Date Statement to Certificateholders

Series Name:    CMLTI 2005-WF1    Remic Pass-Through Certificate
Payment Date:   10/25/2005

-----------------------------------------------------------------------------------------------------------------------------------
  CLASS  Previous Period's  Ending Period's Beginning Balance Ending Balance  Ending Balance  Beginning     Ending       Prepayment
               Balance         Balance       Per Certificate  Per Certificate   Pool Factor   Class PCT    Class PCT     Percentage
-----------------------------------------------------------------------------------------------------------------------------------
     A1     $109,716,360.96  $100,592,145.76   685.72725600  628.70091100  0.62870091 29.942819301%  28.153776378%    0.000000000%
     A2      $91,000,000.00   $91,000,000.00 1,000.000000001,000.00000000  1.00000000 24.834915527%  25.469122176%    0.000000000%
     A3      $38,900,000.00   $38,900,000.00 1,000.000000001,000.00000000  1.00000000 10.616244110%  10.887350029%    0.000000000%
     A4      $59,349,900.00   $59,349,900.00 1,000.000000001,000.00000000  1.00000000 16.197250033%  16.610877519%    0.000000000%
     A5      $41,500,000.00   $41,500,000.00 1,000.000000001,000.00000000  1.00000000 11.325813125%  11.615039234%    0.000000000%
      P             $100.00          $100.00 1,000.000000001,000.00000000  1.00000000  0.000027291%   0.000027988%    0.000000000%
     CE       $1,453,374.55    $1,453,374.55   882.40748520  860.43464909  0.86043465  0.396642133%   0.406771142%    0.000000000%
            -----------------------------------------------------------------------------------------------------------------------
A-Fixed To  $341,919,735.51  $332,795,520.31                                          93.313711521%  93.142964469%    0.000000000%
     RES               $.00             $.00     0.00000000    0.00000000  0.00000000  0.000000000%   0.000000000%    0.000000000%
            -----------------------------------------------------------------------------------------------------------------------
RES Total              $.00             $.00                                           0.000000000%   0.000000000%    0.000000000%
     M1       $9,135,600.00    $9,135,600.00 1,000.000000001,000.00000000  1.00000000  2.493207190%   2.556875962%    0.000000000%
     M2       $8,097,400.00    $8,097,400.00 1,000.000000001,000.00000000  1.00000000  2.209870824%   2.266304065%    0.000000000%
     M3       $5,190,700.00    $5,190,700.00 1,000.000000001,000.00000000  1.00000000  1.416599956%   1.452775521%    0.000000000%
     M4       $2,076,172.00    $2,076,172.00 1,000.000000001,000.00000000  1.00000000  0.566610508%   0.581079981%    0.000000000%
            -----------------------------------------------------------------------------------------------------------------------
SUB Total    $24,499,872.00   $24,499,872.00                                           6.686288478%   6.857035530%    0.000000000%

            ======================================================================================================================
Total         $366,419,607.51  $357,295,392.31                                       100.000000000% 100.000000000%


PO Balance             $.00             $.00
Non PO Bal   $366,419,607.51  $357,295,392.31

                                     Citigroup Mortgage Loan Trust Inc.
                                         DISTRIBUTION DATE STATEMENT
Series Name:  CMLTI 2005-WF1           REMIC PASS-THROUGH CERTIFICATE
Pmt Date:    10/25/2005

   Advances:
     Aggregate Amount of P&I Advances for such Distribution Date:$2,146,622.34
   Summary of Disbursements         Withdrawel/
         Remittances        Residual  (Deposit)    P&I Distributed
     -------------------------------------------------------------
       11,193,254.45           $0.00 $4,580.25   $11,188,674.20


    Extraordinary Trust  Fund Expenses withdrawn from the Collection     $0.00
    Account or Distribution Account for such Distribution Date:


    Over Collateralization Summary
    ------------------------------
       Target Over Collateralization Amount        $1,453,374.55

       Prior to Application of Excess Interest
      ----------------------------------------
         Over Collateralization Amount             $1,453,374.55
         Deficiency Amount                                 $0.00
       Release Amount                                      $0.00

       Monthly Excess Interest                       $564,043.06


       After Application of Excess Interest
      -------------------------------------
         Over Collateralization Amount             $1,453,374.55
         Deficiency Amount                                 $0.00
   Net Wac Rate Carryover Reserve Account
  ---------------------------------------

        Begin                               Remaining
       Balance    Deposits    Withdrawels    Balance
      ------------------------------------------------

          $0.00       $0.00        $0.00         $0.00

   Cap Amount for the benefit of class A-1:                $0.00

                                                      Trigger
                      Test         Calc %  Trigger %  Broken ?
  ------------------------------------------------------------
                  Delinquencies    1.266     3.541      F
                     Cum Losses    0.000     0.650      F
  Senior Enhancement Percentage    7.083    12.500      Y

  Withdrawals from Certificate Account

  Type                   Retained by CMI       Amount        Balance
 --------------------------------------------------------------------
  Advisor Fee                          No  $4,580.25           $0.00

Loan level information (including data on REO, loans in foreclosure and realized losses) is available on the Citimortgagembs.com website in the payment and summary section of the CMLTI shelf

                               Citigroup Mortgage Loan Trust Inc.
                        Distribution Date Statement to Certificateholders
                                 Remic Pass-Through Certificate

Series Name: CMLTI 2005-WF1
Payment Date: 10/25/2005




 DELINQUENCY   (1)

 ---------------------------------------------------------------------------------------------------------
                                                   Number of    Amount of Scheduled    Amount of Actual
 Pool                               Item             loans              Balance               Balance
                                                    #   PCT        Amount      PCT      Amount       PCT
 ---------------------------------------------------------------------------------------------------------
                                  (2) 30-59 Days   16   0.66%  $2,198,367.38  0.62% $2,204,938.26   0.62%
                                  (2) 60-89 Days    4   0.16%    $829,560.25  0.23%   $834,699.12   0.23%
                                   (2) 90 + Days   19   0.78%  $1,988,119.82  0.56% $2,003,800.88   0.56%
                  REAL ESTATE OWNED BY THE TRUST    0   0.00%          $0.00  0.00%         $0.00   0.00%
                         FORECLOSURES IN PROCESS   19   0.78%  $2,263,357.26  0.63% $2,279,828.97   0.64%
                         BANKRUPTCIES IN PROCESS   29   1.19%  $3,422,135.15  0.96% $3,426,358.56   0.96%
                        PURCHASE AMOUNT ADVANCES                         NA

             (1)  DETERMINED BY THE OTS METHOD.
             (2)  DOES NOT INCLUDE REAL ESTATE OWNED BY THE TRUST.

 -------------------------------------------------------------------------------